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                                                                 EXHIBIT 23.08


                                SIDLEY & AUSTIN
               A PARTNERSHIP INCLUDING PROFESSIONAL CORPORATIONS

                               875 THIRD AVENUE

   CHICAGO                 NEW YORK, NEW YORK 10022            WASHINGTON, D.C.
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   DALLAS                   TELEPHONE 212 906 2000                  LONDON
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 LOS ANGELES                FACSIMILE 212 906 2021                 SINGAPORE
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                                                                     TOKYO
                                 FOUNDED 1866


                          CONSENT OF SIDLEY & AUSTIN




          Sidley & Austin hereby consents to all references made to it in the Registration Statement on Form S-1 of ML JWH Strategic Allocation Fund L.P., as filed with the Securities and Exchange Commission on March 30, 1999.



Date:     March 26, 1999





                                   Very truly yours,



                                   Sidley & Austin